                                                                   EXHIBIT 15(A)

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

To CMS Energy Corporation:

         We are aware that CMS Energy Corporation has incorporated by reference in this registration statement its Form 10-Q for the quarter ended March 31, 1998, which includes our report dated May 11, 1998, covering the unaudited interim financial information contained therein. In June 1998, CMS Energy Corporation changed its method of accounting for its investments in oil and gas properties from the full cost method of accounting to the successful efforts method of accounting. The interim financial information contained therein has not been restated to reflect the change in accounting. However, CMS Energy Corporation's Form 8-K dated July 30, 1998 contains certain restated financial information for the quarter ended March 31, 1998 such information has not been subject to audit or review procedures. Pursuant to this change in accounting, our report contained therein has not been modified to reflect this change in accounting. Pursuant to Regulation C of the Securities Act of 1933, this report is not considered a part of the registration statement prepared or certified by our Firm or report prepared or certified by our Firm within the meaning of Sections 7 and 11 of the Act.


                                       Arthur Andersen LLP

Detroit, Michigan,
         January 20, 1999

                                                                   EXHIBIT (15B)

                        [ARTHUR ANDERSEN LLP LETTERHEAD]



To CMS Energy Corporation:

         We are aware that CMS Energy Corporation has incorporated by reference in this registration statement its Form 10-Q for the quarter ended June 30, 1998 and its Form 10-Q for the quarter ended September 30, 1998, which includes our reports dated August 11, 1998 and November 10, 1998, respectively, covering the unaudited interim financial information contained therein. Pursuant to Regulation C of the Securities Act of 1933, this report is not considered a part of the registration statement prepared of certified by our Firm or report prepared or certified by our Firm within the meaning of Sections 7 and 11 of the Act.

                                       Arthur Andersen LLP

Detroit, Michigan,
         January 20, 1999

                                       13